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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                        AUGUST 31, 1999 (AUGUST 26, 1999)

                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)

      Kentucky                        0-26032                   61-0902343
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(State or other               (Commission File Number)      (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

230 Frederica Street, Owensboro, KY                               42301
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(Address of principal executive office)                         (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                    ---------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)


                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.



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Item 5.  Other Events

         On August 26, 1999 Area Bancshares Corporation ("Area") announced that its Board of Directors approved the repurchase of up to 5% of its common stock on the open market, through unsolicited negotiated transactions or other types of repurchases. The total number of shares repurchased could total 842,830 based on 16,856,596 shares outstanding as of June 30, 1999.

         A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         C.  Exhibits


                         Exhibit No.                   Description
                         -----------                   -----------
                            99.1            Press release dated August 26, 1999






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Area Bancshares Corporation

DATE: August 31, 1999                  By:   /s/ John A. Ray
                                            -----------------------------------
                                             John A. Ray
                                             Executive Vice President,
                                             Chief Operating Officer &
                                             Chief Financial Officer





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                                INDEX TO EXHIBITS



   Exhibit Number           Exhibit Description                      Page
   --------------           -------------------                      ----
        99.1             Press release dated August 26, 1999          5








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